EXHIBIT 10.5


[COMERICA LOGO]   CONTINUING COLLATERAL MORTGAGE
                  (This is a Future Advance Mortgage)
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This Continuing Collateral Mortgage ("Mortgage") is made as of September 20,
2004, 2004, by NECI ACQUISITION, INC., Florida corporation ("Mortgagor"), located at 33 South Wood Avenue, Suite 600, Iselin, New Jersey 08830 to COMERICA BANK ("Mortgagee"), located at 39200 Six Mile Road, Livonia, Michigan 48152,
Attention: Commercial Loan Documentation, Mail Code 7578.

As security for the purposes stated in this Mortgage, does hereby mortgage, grant and convey to Mortgagee, its successors and assigns, the real property in the Town of Brandon, County of Rutland, State of Vermont, legally described as:

See Exhibit A attached hereto.

Parcel Identification No. 078-024-11307

Commonly Known As: 402 Prospect Street     Brandon          VT          05733
                   -------------------------------------------------------------
                   STREET ADDRESS          CITY             STATE       ZIP

together with: (a) all related easements, hereditaments, appurtenances, rights, licenses and privileges; (b) all buildings and improvements now or later situated under, upon or over any of the above described land; (c) all the rents, issues, profits, revenues, accounts and general intangibles arising from the above described land, or relating to any business conducted by Mortgagor on it, under present or future leases, licenses or otherwise; (d) all machinery, equipment, goods, fixtures, and articles of personal property of every kind and nature (other than Household Goods, as defined by 12 CFR 227.12, as amended from time to time, and other than consumer goods, as defined in the Uniform Commercial Code, of the State in which the goods are located, unless such goods were purchased with the proceeds of any loan specifically referenced as being secured by this Mortgage), now or later located upon the above described land and useable in connection with any present or future operation on the land (individually and collectively the "equipment") including, without limit, all lighting, heating, cooling, ventilating, air- conditioning, incinerating, refrigerating, plumbing, sprinkling, communicating and electrical systems, and all general intangibles, including without limit software, acquired or used in connection therewith. It is agreed that all equipment shall for the purposes of this Mortgage, unless Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged under this Mortgage; (e) all "as-extracted collateral"; and (f) all awards or payments, and interest on them, made with respect to the Premises as a result of (i) any eminent domain proceeding, (ii) any street grade alteration, (iii) any loss of or damage to any building or other improvement, (iv) any other injury to or decrease in the value of the Premises, (v) any refund due on account of the payment of real estate taxes, assessments or other charges levied against the Premises or (vi) any refund of utility deposits or right to any tenant deposit (all of the above individually and collectively the "Premises"). Unless otherwise indicated, a reference to the "Premises" means all and/or any part of the Premises.

TO HAVE AND TO HOLD said granted premises, with all the privileges and appurtenances thereof, to the said Mortgagee, and its successors and assigns, to their own use and behoof forever; and the said Mortgagor does covenant with said Mortgagee that until the ensealing of these presents, Mortgagor is the sole owner of the Premises and has good right and title to mortgage, grant and convey the same in the manner aforesaid, SUBJECT, HOWEVER, to all encumbrances and other matters set forth as exceptions in the lender's title insurance policy delivered in connection herewith (the "permitted Encumbrances") and as set forth in Schedule B attached hereto.

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This Mortgage is made to secure when due, whether by stated maturity, demand, acceleration or otherwise, all existing and future indebtedness ("Indebtedness") to Mortgagee of N/A ("Borrower") and/or Mortgagor, including without limit payment of Six Million Two Hundred Thousand Dollars ($6,200,000), as evidenced by the $5,000,000 Revolving Credit Note and the $1,200,000 Term Note dated as of the date hereof delivered by Mortgagor pursuant to the Credit Agreement dated as of the date hereof between Mortgagor and Mortgagee. Any loan or future advances for borrowed money made by Mortgagee to Mortgagor after the date of this Mortgage, and any other further Indebtedness of Mortgagor to Mortgagee of any kind, with interest and other charges as agreed upon, shall be secured by this Mortgage, provided (but only in the case of Indebtedness in respect of loans or advances for borrowed money) such Indebtedness is evidenced by a writing that states that such Indebtedness is secured by the Premises or this Mortgage. This reference to a dollar amount does not limit the dollar amount secured by this Mortgage.

Indebtedness includes, without limit, any and all obligations or liabilities of whatever amount of Borrower and/or Mortgagor to Mortgagee, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all indebtedness, obligations or liabilities for which Borrower and/or Mortgagor would otherwise be liable to Mortgagee were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Mortgagee in establishing, determining, continuing, or defending the validity or priority of its lien or security interest, or to protect the value of the Premises, or for any appraisal, environmental audit, title examination or title insurance policy relating to the Premises, or in pursuing its rights and remedies under this Mortgage or under any other agreement between Mortgagee and Borrower and/or Mortgagor; all costs incurred by Mortgagee in connection with any suit or claim involving or against Mortgagee in any way related to the Premises, the Indebtedness or this Mortgage; and all costs of collecting Indebtedness; all of the above costs including, without limit, attorney fees incurred by Mortgagee. Mortgagor agrees to pay Mortgagee, upon demand, all costs incurred by Mortgagee which are Indebtedness, and until paid all costs shall bear interest from the time incurred at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Mortgage to attorney fees shall be deemed a reference to all reasonable fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Notwithstanding the foregoing, this Mortgage shall not secure that part of the Indebtedness, if any, which constitutes a consumer loan, other than a consumer loan made at the same time as this Mortgage and specifically referenced as being secured by this Mortgage (and all extensions, renewals, modifications or replacements thereof).

Mortgagor, on a continuing basis, warrants, covenants and agrees to and with Mortgagee, which covenants, warranties and agreements, to the extent permitted by law, shall be deemed to run with the land, as follows:

1. Mortgagor will pay to Mortgagee all Indebtedness according to the terms of the relevant instruments evidencing it, and Mortgagor agrees that this Mortgage is a continuing mortgage securing the payment of the Indebtedness.

2. Mortgagor has good and indefeasible title to the entire Premises in fee simple and with full power to sell, mortgage and convey it; the Premises are free of all easements, restrictions, liens, leases and encumbrances whether now existing or later created, except those matters listed on attached Schedule B (if any) to which this Mortgage is expressly subject, and Mortgagor will warrant and defend the Premises against all other claims. Mortgagee shall have the right, at its option and at such times as it, in its sole discretion deems necessary, to take whatever action it may deem necessary to defend or uphold the lien of this Mortgage or otherwise enforce any of its rights under this Mortgage or any obligation secured by this Mortgage including, without limit, the right to institute appropriate legal proceedings for these purposes. With respect to the right, title, or lien of any person or entity which is superior to the lien of this Mortgage, Mortgagee has the right, but not the obligation, to acquire and/or pay off the holder of such right, title, or lien and add the amount so paid to the Indebtedness.

3. Mortgagor shall not mortgage or pledge the Premises as security for any other indebtedness or obligations. Mortgagor shall pay when due, and before any interest, collection fees or penalties accrue or default occurs, all payments required under any mortgages on the Premises, and all taxes, assessments, and other charges and impositions levied, assessed or existing with respect to (i) the Premises or (ii) the execution, delivery or recordation of this Mortgage or any note or other instrument evidencing or securing repayment of the Indebtedness or the interest of Mortgagee in the Premises, and will deliver to Mortgagee without demand official receipts showing these payments. If Mortgagor fails to pay these mortgage payments, taxes, assessments, other charges or impositions when due, or if Mortgagor fails to pay all interest, collection fees and penalties accrued on them, Mortgagee, at its sole option, may (but is not obligated to) pay them and the monies paid shall be added to the Indebtedness. Mortgagor shall pay (before the same become liens or encumbrances against the


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Premises) any and all obligations or liabilities for repairs or improvements to the Premises or for any other goods, services, or utilities furnished to the Premises. At the sole option of Mortgagee, Mortgagor shall pay to Mortgagee on the first day of each month a pro rata portion of all taxes, assessments, liens, mortgages, and other charges levied, assessed or existing on the Premises in an amount sufficient to pay them when due, plus payments (based on single item or aggregate analysis, as determined by Mortgagee under applicable law) sufficient to maintain an additional balance of not more than one-sixth of that amount, all as estimated by Mortgagee. In the event that sufficient funds have been deposited with Mortgagee to cover the amount of these taxes, assessments, liens, mortgages, and other charges when they become due and payable, Mortgagee shall pay them. In the event that sufficient funds have not been deposited to cover the amount of these taxes, assessments, liens, mortgages and other charges at least fifteen (15) days prior to the time when they become due and payable, Mortgagor shall immediately upon request by Mortgagee pay the amount of the deficiency to Mortgagee. Mortgagee shall not be required to keep in a separate account or to pay Mortgagor any interest or earnings whatever on the funds held by Mortgagee for the payment of taxes, assessments, liens, mortgages, or other charges pursuant to this paragraph or for the payment of insurance premiums under paragraph (4) below, or on any other funds deposited with Mortgagee in connection with this Mortgage. If an Event of Default occurs under this Mortgage, any funds then remaining on deposit with Mortgagee may be applied against the Indebtedness immediately upon or at any time after the Event of Default occurs, and without notice to Mortgagor. No lienholder junior to this Mortgage may exercise any rights with respect to the Premises, and all rents and other proceeds from the Premises shall be held in trust by the junior lienholder as the property of Mortgagee, until satisfaction in full of the Indebtedness. Nothing in this paragraph shall be considered a consent by Mortgagee to any lien, mortgage or encumbrance on the Premises unless set forth on attached Schedule B, if any.

4. Mortgagor shall keep the buildings and all other improvements now or later existing on the Premises constantly insured for the benefit of Mortgagee against fire and other hazards and risks, including without limit vandalism and malicious mischief, as Mortgagee may require and shall further provide flood insurance (if the Premises are situated in a special flood hazard area as determined by the Director of the Federal Emergency Management Agency or other governing agency), loss of rents insurance, public liability and product liability insurance and any other insurance as Mortgagee may require from time to time, all in amounts and in forms and with companies as are satisfactory to Mortgagee. Mortgagor shall deliver to Mortgagee the policies evidencing the required insurance with premiums fully paid for one year in advance and with standard mortgagee clauses satisfactory to Mortgagee. Renewals of the required insurance (together with evidence of premium prepayment for one year in advance) shall be delivered to Mortgagee at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Mortgagee thirty (30) days prior written notice of cancellation or amendment. All policies and renewals shall be held by, and are pledged to, Mortgagee, along with all insurance premium rebates, as additional security for the Indebtedness. Should Mortgagor fail to insure or fail to pay the premiums on any required insurance or fail to deliver the policies or renewals of them as provided above, Mortgagee may (but is not obligated to) have the insurance issued or renewed (and pay the premiums on it for the account of Mortgagor) in amounts and with companies and at premiums as Mortgagee deems appropriate. If Mortgagee elects to have insurance issued or renewed to insure Mortgagee's interest, Mortgagee shall have no obligation to also insure Mortgagor's interest or to notify Mortgagor of Mortgagee's actions. Any sums paid by Mortgagee for insurance as provided above shall be added to the Indebtedness. In the event of loss or damage, the proceeds of all required insurance shall be paid to Mortgagee alone. No loss or damage shall itself reduce the Indebtedness. Mortgagee and any of Mortgagee's employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to adjust and compromise each loss without the consent of Mortgagor, to collect, receive and receipt for the insurance proceeds in the name of Mortgagee and Mortgagor and to endorse Mortgagor's name upon any check in payment of the loss. The proceeds shall be applied first toward reimbursement of all costs and expenses of Mortgagee in collecting the proceeds (including, without limit, attorneys' fees), and then toward payment of the Indebtedness or any portion of it, whether or not then due or payable and in whatever order of maturity as Mortgagee may elect, or Mortgagee, at its option, may apply any or all the insurance proceeds to the repair or rebuilding of the Premises. Application of proceeds by Mortgagee toward later maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled installment payments nor shall such application extend the due date or reduce the amount of any of these payments. Application of proceeds by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. In the event of a foreclosure of this Mortgage, or the giving of a deed in lieu of foreclosure, the purchaser or grantee of the Premises shall succeed to all of the rights of Mortgagor under said insurance policies. At the sole option of Mortgagee, Mortgagor shall pay to Mortgagee on the first day of each month a pro rata portion of the annual premiums (as estimated by Mortgagee) for the required insurance in an amount sufficient to pay them when due, plus payments (based on single item or aggregate analysis, as determined by Mortgagee under applicable law) sufficient to maintain an additional balance of not more than one-sixth of that amount. In the event that sufficient funds have been deposited with Mortgagee to cover the amount of the insurance premiums for required insurance when the premiums become due and payable, Mortgagee shall pay the premiums. In the event that sufficient funds have not been deposited with Mortgagee to pay the insurance premiums at least fifteen (15) days prior to the time when they become due and payable, Mortgagor shall immediately upon request pay the amount of this deficiency to Mortgagee. Mortgagor shall promptly repair, replace or rebuild each part of the Premises which may be damaged or destroyed by fire or other casualty or which may be affected by any eminent domain proceedings, notwithstanding application by Mortgagee of the insurance proceeds or eminent domain award to payment of the Indebtedness.



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5. Mortgagor shall abstain from commission of waste upon the Premises, keep the
Premises in good repair, and promptly comply with all laws, regulations and requirements of all governmental bodies affecting the Premises. If Mortgagee determines that the Premises requires inspection, testing, appraisal, repair, care, alteration or attention of any kind, Mortgagee or its representatives may (but is not obligated to) enter upon the Premises, and inspect, test, appraise, repair, alter or maintain the Premises as Mortgagee may deem necessary, and Mortgagor shall reimburse Mortgagee upon demand for all resulting costs and expenses incurred by Mortgagee. Any inspection, audit, appraisal or examination by Mortgagee or its representatives of the Premises or of information or documents pertaining to the Premises is for the sole purpose of protecting Mortgagee's interests under this Mortgage and is not for the benefit or protection of Mortgagor or any third party. Mortgagee has no obligation to provide Mortgagor or any third party with information concerning, or results of, any inspection, audit, appraisal or examination by Mortgagee or its representatives. If Mortgagee, in its sole discretion, discloses information to Mortgagor this disclosure is for the sole protection of Mortgagee, does not constitute an agreement to further disclosure and does not create a warranty by Mortgagee as to the accuracy, sufficiency or any other aspect of the disclosure. Mortgagee may spend money as Mortgagee deems essential to protect the value of the Premises. Mortgagor shall not make or permit any other party to make any material alterations, additions or improvements of any type to the Premises (individually and collectively the "Improvements"), regardless of whether the Improvements would increase the value of the Premises, without Mortgagee's prior written consent. This consent may be withheld by Mortgagee in its sole discretion. If Mortgagee consents to the making of any Improvements and the Improvements are not completed with due diligence in accordance with the plans and specifications approved in writing by Mortgagee, or if construction of the Improvements should cease before completion for a period of thirty (30) days, then and in either event it shall be an Event of Default under this Mortgage and Mortgagee shall have all the rights and remedies provided in this Mortgage, including without limitation, the right (but not the obligation) to enter or cause entry to be made upon the Premises and complete the Improvements and its costs shall be added to the Indebtedness. If any action is threatened or commenced which affects Mortgagee's interest in the Premises, including, without limit, building, environmental or zoning proceedings, Mortgagee may take such action as it deems necessary to protect its interest and its costs shall be added to the Indebtedness.

6. In the event the Premises is taken under power of eminent domain, or by condemnation, the entire proceeds of the award shall be paid directly to Mortgagee and applied toward reimbursement of all Mortgagee's costs and expenses incurred in connection with collecting the award (including, without limit, attorney fees), and the balance applied upon the Indebtedness whether or not then due or payable in whatever manner Mortgagee deems advisable. Application by Mortgagee of any condemnation award or portion of it toward the last maturing installments of the Indebtedness shall not excuse Mortgagor from making the regularly scheduled payments nor extend the due date or reduce the amount of these payments. Application of any condemnation award by Mortgagee toward payment of the Indebtedness shall constitute an acceleration and a prepayment and shall subject Mortgagor to any applicable prepayment premium or formula. Mortgagee or any of Mortgagee's employees is irrevocably appointed attorney-in-fact and is duly authorized and empowered to receive, receipt for, discharge and satisfy any condemnation award and judgment, whether joint or several, on behalf of Mortgagor. Mortgagee shall not be liable for failure to collect any condemnation award, regardless of the cause of such failure.

7. The Indebtedness shall become due and payable immediately, without notice, at the option of Mortgagee, if Mortgagor shall convey, assign or transfer the Premises by deed, land contract or other instrument, or if title to the Premises shall become vested in any other person or party in any manner whatsoever or if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of Mortgagor. In the event ownership of the Premises becomes vested in a person or persons other than Mortgagor (with or without the prior written approval of Mortgagee), Mortgagee may (but shall not be obligated to) deal with and may enter into any contract or agreement with the successor(s) in interest with reference to this Mortgage in the same manner as with Mortgagor, without in any manner discharging or otherwise affecting the lien of this Mortgage or Mortgagor's liability under this Mortgage or upon the Indebtedness.

8. This Mortgage shall, as to any personal property covered by it, be deemed to grant a security interest in the personal property pursuant to the Uniform Commercial Code of the State in which the personal property is located. Mortgagor agrees, upon request of Mortgagee from time to time, to promptly furnish a detailed list of personal property subject to this Mortgage and, upon request by Mortgagee, to immediately execute, deliver and/or file any mortgage, security agreement or financing statement to include specifically this list of personal property and to immediately take such other actions as deemed necessary



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or desirable by Mortgagee to evidence, perfect or continue the security interests granted in this Mortgage; and Mortgagee or any agent of Mortgagee is hereby authorized in its own name, and is also hereby irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney in fact for Mortgagor (with full power of substitution) in the name and place of Mortgagor, to execute and file such security agreements and financing statements and to take such other actions as deemed necessary or desirable by Mortgagee to evidence, perfect or continue the security interests granted in this Mortgage. Upon the occurrence of any Event of Default under this Mortgage, Mortgagee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the personal property is located or otherwise provided by law or by this Mortgage including, without limit, the right to require Mortgagor to assemble the personal property and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties, the right to take possession of the personal property with or without demand and with or without process of law and the right to sell and dispose of it and distribute the proceeds according to law. Mortgagor agrees that any requirement of reasonable notice shall be met if Mortgagee sends notice to Mortgagor at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Mortgagor agrees that the proceeds of any disposition of the personal property may be applied by Mortgagee first to Mortgagee's reasonable expenses in connection with the disposition including, without limit, attorney fees, and then to payment of the Indebtedness. At any sale or other disposition of the personal property pursuant to this paragraph, Mortgagee disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Mortgagee may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable. Mortgagor agrees that Mortgagee shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of the personal property covered by this Mortgage, unless failure to do so would be commercially unreasonable. If Mortgagee agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Mortgagee may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Mortgagee may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Mortgagee. Mortgagor represents that its exact name is its name as set forth in this Mortgage and that Mortgagor is located (as determined pursuant to Article 9 of the Uniform Commercial Code) in Michigan, unless otherwise expressly specified in this Mortgage. Mortgagor will give Mortgagee not less than 90 days prior written notice of all contemplated changes in Mortgagor's name, location, chief executive office, or principal place of business, but the giving of this notice shall not cure any Event of Default caused by this change. "Uniform Commercial Code" means the Uniform Commercial Code, Title 9A of the Vermont Statutes Annotated, as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

9. As additional security for the payment and performance of the Indebtedness, Mortgagor grants a security interest to Mortgagee in all deposit or other accounts with Mortgagee and Mortgagor assigns to Mortgagee all its right, title and interest in all written and oral leases and occupancy agreements, now or later existing, covering the Premises (but without an assumption by Mortgagee of liabilities of Mortgagor under any of these leases or occupancy agreements by virtue of this assignment), and Mortgagor assigns to Mortgagee the rents, issues and profits of the Premises. If an Event of Default occurs under this Mortgage, Mortgagee may receive and collect the rents, issues and profits personally or through a receiver so long as the Event of Default exists and during the pendency of any foreclosure proceedings and during any redemption period. Mortgagor agrees to consent to the appointment of a receiver if this is believed necessary or desirable by Mortgagee to enforce its rights under this Mortgage. Mortgagee shall at no time have any obligation to attempt to collect rent or other amounts from any tenant or occupier of the Premises. Mortgagee shall at no time have any obligation to enforce any other obligations owed by tenants or occupiers of the Premises to Mortgagor. No action taken by Mortgagee under this Mortgage shall make Mortgagee a "mortgagee in possession." Mortgagor shall at no time collect advance rent under any lease or occupancy agreement pertaining to the Premises in excess of one month (other than as a security deposit) and Mortgagee shall not be bound in any respect by any rent prepayment in violation of this prohibition. The assignment of licenses and permits under this Mortgage shall not be construed as a consent by Mortgagee to any license or permit so assigned, or to impose upon Mortgagee any obligations with respect to them. Mortgagor shall not cancel or amend any of the licenses and permits assigned (nor permit any of them to terminate if they are necessary or desirable for the operation of the Premises) without first obtaining the written approval of Mortgagee. This paragraph shall not be applicable to any license or permit that terminates if it is assigned without the consent of another party (other than Mortgagor), unless this consent has been obtained nor shall this paragraph be construed as a present assignment of any license or permit that Mortgagor is



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required by law to hold. Mortgagor shall comply with and perform as required all obligations and restrictions imposed upon Mortgagor or the Premises under applicable deed restrictions, restrictive covenants, easements, leases, land contracts, condominium or planned unit development documents, or other agreements affecting the Premises, but this is not a consent by Mortgagee to take subject to any of these agreements unless specifically set forth on attached Schedule A, if any, and Mortgagee does not assume any obligations under these agreements. Mortgagor shall promptly provide Mortgagee with certificates of occupancy, licenses, rent rolls, income and expense statements and other documents and information pertaining to the Premises and its operations as Mortgagee, from time to time, may request.

10. (a) Mortgagor represents and covenants that Mortgagor has not used Hazardous Materials (as later defined) on or affecting the Premises in any manner which violates Environmental Laws (as later defined), that there is no condition concerning the Premises which could require remediation pursuant to Environmental Laws, and that, to the best of Mortgagor's knowledge, no prior owner of the Premises or any current or prior occupant has used Hazardous Materials on or affecting the Premises in any manner which violates Environmental Laws. Mortgagor covenants and agrees that neither it nor any occupant shall use, introduce or maintain Hazardous Materials on the Premises unless done in strict compliance with all Environmental Laws; (b) Mortgagor shall conduct and complete all investigations, environmental audits, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on or affecting the Premises, whether caused by Mortgagor or a third party, in accordance with all Environmental Laws to the satisfaction of Mortgagee, and in accordance with the orders and directives of all federal, state and local governmental authorities, and Mortgagor shall notify Mortgagee in writing prior to taking, and continually after that of the status of, all such actions. Mortgagor shall, promptly upon Mortgagee's request, provide Mortgagee with copies of the results of all such actions and all related documents and information. Any remedial, removal or other action by Mortgagor shall not be deemed a cure or waiver of any breach of this paragraph 10 due to the presence or use of Hazardous Materials on or affecting the Premises. Additionally, Mortgagor shall defend, indemnify and hold harmless Mortgagee, its employees, agents, shareholders, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limit, attorney fees) of whatever kind arising out of or related to (i) the presence, disposal, release or threatened release of any Hazardous Materials on, from or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals on the Premises, (ii) any personal injury (including, without limit, wrongful death) or property damage (real or personal) arising out of or related to these Hazardous Materials, (iii) any lawsuit brought or threatened, settlement reached or government order related to these Hazardous Materials,
(iv) the cost of removal of Hazardous Materials from any portion of the Premises, (v) taking necessary precautions to protect against the release of Hazardous Materials on or affecting the Premises, (vi) complying with all Environmental Laws and/or (vii) any violation of Environmental Laws or requirements of Mortgagee, which are in any way related to Hazardous Materials including, without limit, attorneys and consultants' fees (the attorneys and consultants to be selected by Mortgagee), investigation and laboratory fees and environmental studies required by Mortgagee (whether prior to foreclosure, or otherwise). Upon the request of Mortgagee, Mortgagor and any guarantor shall execute a separate indemnity consistent with this paragraph; (c) Mortgagor has never received any notice ("Environmental Complaint") of any potential violation of Environmental Laws with respect to Mortgagor or the Premises (and, within five (5) days of receipt of any Environmental Complaint, Mortgagor shall give Mortgagee a copy of it), and to the best of Mortgagor's knowledge, there have been no actions commenced or threatened by any party with respect to Mortgagor or the Premises for noncompliance with any Environmental Laws; (d) In the event this Mortgage is foreclosed or Mortgagor tenders a deed in lieu of foreclosure, Mortgagor shall deliver the Premises to Mortgagee, purchaser or grantee, as the case may be, free of Hazardous Materials so that the condition of the Premises shall not be a violation of any Environmental Laws; (e) Upon ten (10) days notice to Mortgagor (except in an emergency or where not practical under applicable law, in which case notice is waived), and without limitation of Mortgagee's other rights under this Mortgage or elsewhere, Mortgagee has the right, but not the obligation, to enter on the Premises and to take those actions as it deems appropriate to investigate or test for, clean up, remove, resolve, minimize the impact of or advise governmental agencies of the possible existence of any Hazardous Materials upon Mortgagee's receipt of any notice from any source asserting the existence of any Hazardous Materials or an Environmental Complaint pertaining to the Premises which, if true, could result in an order, suit or other action against Mortgagor or any part of the Premises which, in the sole opinion of Mortgagee, could jeopardize its security under this Mortgage. Any such actions conducted by Mortgagee shall be solely for the benefit of and to protect the interests of Mortgagee and shall not be relied upon Mortgagor or any third party for any purpose. By conducting any such actions, Mortgagee does not assume control over the environmental affairs or operations of Mortgagor nor assume any liability of Mortgagor or any third party; (f) The provisions of this paragraph 10 shall be in addition to all other obligations and liabilities Mortgagor may have to Mortgagee at common law or pursuant to any other agreement, and shall survive (i) the repayment of the Indebtedness, (ii) the satisfaction of all other obligations of Mortgagor under this Mortgage and under the other loan documents, (iii) the discharge of this Mortgage, and (iv) the foreclosure of this Mortgage or acceptance of a deed in lieu of foreclosure; and (g) For purposes of this Mortgage, (i) "Hazardous Materials" means each and all of the following: hazardous materials and/or substances as defined in any Environmental Law, asbestos, petroleum, petroleum by-products, natural gas, flammable explosives, radioactive materials, and toxic materials, and (ii) "Environmental Laws" mean any and all federal, state, local or other laws (whether under common law, by legislative action or otherwise), rules, policies, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment.



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

11. Upon the occurrence of any of the following events (each an "Event of Default"), Mortgagor shall be in default under this Mortgage: (a) Any failure to pay the Indebtedness or any other indebtedness when due, by acceleration or otherwise; (b) Any failure to comply with, or breach of, any term of this Mortgage, or any other agreement between Borrower, Mortgagor, or any guarantor of any of the Indebtedness ("guarantor") and Mortgagee; (c) Any warranty, representation, or other information made, given or furnished to Mortgagee by or on behalf of Borrower, Mortgagor, or any guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; (d) Any loss, theft, substantial damage or destruction to or of any of the Premises, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any of the Premises or of any other judicial process of, upon or in respect of Borrower, Mortgagor, any guarantor, or any of the Premises; (e) Sale or other disposition by Borrower, Mortgagor, or any guarantor of any substantial portion of its assets or property; or voluntary suspension of the transaction of business by Borrower, Mortgagor, or any guarantor; or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Borrower, Mortgagor, or any guarantor; or commencement of any proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Borrower, Mortgagor, or any guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Borrower, Mortgagor, or any guarantor; (f) Default under any mortgage or security agreement against any of the Premises; or (g) Mortgagee deems itself insecure, in good faith believing that the prospect of payment of the Indebtedness or performance of this Mortgage is impaired or shall fear deterioration, removal, or waste of the Premises.

12. Acceleration of the Indebtedness as provided in this Mortgage shall trigger any applicable prepayment premium or formula. Without limiting when a prepayment premium may be due, it is agreed that, at any time after acceleration, a tender of payment of the amount necessary to satisfy the entire Indebtedness by or on behalf of Mortgagor or otherwise, must include any applicable prepayment premium or formula.

13. Immediately upon the occurrence of any Event of Default, Mortgagee shall have the option to do any or all of the following: (a) Declare the entire unpaid amount of the Indebtedness, including, without limit, accrued and unpaid interest on it and any applicable prepayment premium or formula, and all other charges payable by Mortgagor to Mortgagee, to be immediately due and payable and, at Mortgagee's option, (i) to bring suit for the same, or (ii) to take all steps and institute all other proceedings that Mortgagee deems necessary to enforce payment of the Indebtedness and performance under this Mortgage and to protect the lien of this Mortgage; (b) Commence foreclosure proceedings against the Premises through judicial proceedings or by advertisement, at the option of Mortgagee. The commencement by Mortgagee of foreclosure proceedings shall be deemed an exercise by Mortgagee of its option to accelerate the Indebtedness, unless such proceedings on their face specifically indicate otherwise. Mortgagor grants power to Mortgagee to sell the Premises or to cause the same to be sold at public sale, and to convey the same to the purchaser, in a single parcel or in several parcels at the option of Mortgagee; (c) Procure new or cause to be updated abstracts, tax histories, title insurance, or title reports; (d) Obtain a receiver to manage the Premises and collect the rents, profits and income from it; (e) Contest the amount or validity of any taxes applicable to the Premises by appropriate proceedings either in Mortgagee's name, Mortgagor's name or jointly with Mortgagor. Mortgagor shall execute and deliver to Mortgagee, upon demand, whatever documents and information Mortgagee determines may be necessary or proper to so contest the taxes or to secure payment of any resulting refund. Mortgagor shall reimburse Mortgagee for all costs and expenses, including, without limit, attorney fees, incurred in connection with each tax contest proceeding. All refunds resulting from each tax contest proceeding shall belong to Mortgagee to be applied against the Indebtedness with the surplus, if any, to be paid to Mortgagor. Mortgagee and any of its employees is each irrevocably appointed attorney-in-fact for Mortgagor and is authorized to execute and deliver in the name of Mortgagor those documents deemed necessary or proper by Mortgagee to carry out any tax contest proceeding or receive any resulting refunds; and/or (f) In the event of any sale of the Premises by foreclosure, through judicial proceedings, by advertisement or otherwise, apply the proceeds of any such sale in the following order or such other order as Mortgagee may elect: to (i) all expenses incurred for the collection of the Indebtedness and the foreclosure of this Mortgage including, without limit, attorney fees; (ii) all sums expended or incurred by Mortgagee directly or indirectly in carrying out terms, covenants and agreements of or under this Mortgage or any related document, together with interest as provided in this Mortgage; (iii) all accrued and unpaid interest and late payment charges upon the Indebtedness; (iv) any applicable prepayment premium or formula; (v) the unpaid principal amount of the Indebtedness; and (vi) the surplus, if any, paid to Mortgagor unless a court of competent jurisdiction decrees otherwise.

Mortgagor hereby grants to Mortgagee a power of sale, and accordingly, Mortgagee shall have all the rights and powers granted by Vermont law to the holder of a mortgage containing a power of sale, including the right, to the extent permitted by Vermont law, to foreclose Mortgagor's equity of redemption upon an event of default under this Mortgage, by exercising the power of sale, without first commencing a foreclosure action or obtaining a foreclosure decree, and to give such notices and to do all other acts, including the giving of a foreclosure deed upon completion of the foreclosure sale, as are permitted or required by 12 V.S.A. ss.ss.4531a-4553a to foreclose a mortgage without judicial action. If it shall be necessary to initiate any legal action to determine the person or persons legally entitled to any excess proceeds of the sale, then the Mortgagee's cost of said action shall be deducted from the said excess and reimbursed to Mortgagee before its ultimate disbursal.

Notwithstanding any stated remedies herein, Mortgagee may exercise all rights and remedies available to it at law or in equity.

14. No single or partial exercise, or delay in the exercise, of any right or power under this Mortgage, shall preclude other or further exercise of the rights and powers under this Mortgage. The unenforceability of any provision of this Mortgage shall not affect the enforceability of the remainder. This Mortgage constitutes the entire agreement of Mortgagor and Mortgagee with respect to the subject matter of this Mortgage. No amendment of this Mortgage shall be effective unless the same shall be in writing and signed by Mortgagor and an authorized officer of Mortgagee. If there is more than one Mortgagor, all undertakings, warranties and covenants made by Mortgagor and all rights and powers given to Mortgagee are made or given jointly and severally. This Mortgage shall be binding on Mortgagor and Mortgagee and on Mortgagor's and Mortgagee's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for Mortgagor. This shall not be deemed a consent by Mortgagee to a conveyance by Mortgagor of all or part of the Premises or of any ownership interest in Mortgagor. Mortgagee may sell, assign or grant participations in any of the Indebtedness and any related obligations, including, without limit, this Mortgage. Mortgagee may provide information relating to this Mortgage or relating to Mortgagor to Mortgagee's parent, affiliates, subsidiaries, service providers, assignees and participants. In the event of foreclosure of this Mortgage or the enforcement by Mortgagee of any other remedies under this Mortgage, Mortgagor waives any right otherwise available in respect to marshalling of assets which secure the Indebtedness or to require Mortgagee to pursue its remedies against any other assets or any other party. Upon full and final payment of the Indebtedness and performance by Mortgagor of all its other obligations under this Mortgage, except as otherwise provided in paragraphs 10(f) and 20, the parties shall automatically each fully and finally release and discharge the other from any claim, liability or obligation in connection with this Mortgage and the Indebtedness. The creation, perfection and enforcement of the lien of this Mortgage shall be governed by the laws of the State of Vermont without reference to the principles of conflicts of laws. Subject to the foregoing, in all other respects, this Mortgage shall be governed by the substantive laws of the State of Michigan without reference to the principles of conflicts of laws.

15. Promptly upon the request of Mortgagee, Mortgagor shall execute, acknowledge and deliver all further documents, and do all further acts as Mortgagee may require in its sole discretion to confirm and protect the lien of this Mortgage or otherwise to accomplish the purposes of this Mortgage.

16. Nothing in this Mortgage shall be construed to preclude Mortgagee from pursuing any available remedy provided by law for the collection of the Indebtedness or enforcement of its rights upon an Event of Default. Nothing in this Mortgage shall reduce or release any rights or security interests of Mortgagee contained in any existing agreement between Borrower, Mortgagor, or any guarantor and Mortgagee. No waiver of default or consent to any act by Mortgagor shall be effective unless in writing and signed by an authorized officer of Mortgagee. No waiver of any default or forbearance on the part of Mortgagee in enforcing any of its rights under this Mortgage shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

17. At the sole option of Mortgagee, this Mortgage shall become subordinate, in whole or in part (but not with respect to priority as to insurance proceeds or any eminent domain award) to any or all leases and/or occupancy agreements of the Premises upon the execution by Mortgagee, and recording in the appropriate official land records where the premises are located, of a unilateral declaration to that effect.

18. All notices and demands required or permitted to be given to Mortgagor shall be deemed given when delivered to Mortgagor or when placed in an envelope addressed to Mortgagor at the address above, or at such other address as Mortgagee may have on its records, and deposited, with postage, in a depository under the custody of the United States Postal Service or delivered to an overnight delivery courier. The mailing may be certified, first class or overnight delivery mail.

19. To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Mortgage shall modify the terms and conditions of that Indebtedness nor prevent Mortgagee from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

20. Notwithstanding any prior revocation, termination or discharge of this Mortgage, (except as to the rights of subsequent intervening bona fide purchasers or lienholders) the effectiveness of this Mortgage shall automatically continue or be reinstated in the event that (a) any payment received or credit given by Mortgagee in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable law, in which case this Mortgage shall be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Mortgagee relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is sought to be imposed against Mortgagee relating to any matter as to which Mortgagor agreed to indemnify Mortgagee under this Mortgage, including, without limit, as to the presence of Hazardous Materials on, in or about the Premises, whether this matter is known or unknown, now or later exists (excluding only matters which arise after any acquisition by Mortgagee of the Premises, by foreclosure, deed in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of Mortgagee), in which case this Mortgage shall be enforceable to the extent of all liability, costs and expenses (including, without limit, attorney fees) incurred by Mortgagee as the direct or indirect result thereof. In the event of continuation or reinstatement of this Mortgage, Mortgagor agrees upon demand by Mortgagee to execute and deliver to Mortgagee those documents which Mortgagee determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Mortgagor to do so shall not affect in any way the reinstatement or continuation. If Mortgagor does not execute and deliver to Mortgagee upon demand such documents, Mortgagee and each employee is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Mortgagor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Mortgagor.

21. MORTGAGOR AND MORTGAGEE ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY MAY BE A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS MORTGAGE OR THE INDEBTEDNESS.

22. Additional provisions, if any: None.

IN WITNESS WHEREOF, Mortgagor has signed and delivered this Mortgage the day and year first written above.



WITNESS:                                       MORTGAGOR

/s/Harris C. Siskind                           NECI ACQUISITION, INC.
---------------------



                                               By:  /s/Robert Farrell
                                                    ---------------------
                                                    SIGNATURE OF

                                               Its: /s/President
                                                    ---------------------
                                                    TITLE (IF APPLICABLE)
STATE OF /s/New York

COUNTY OF /s/New York

On the 20th day of September, 2004, personally appeared /s/Robert Farrell, the /s/President and duly authorized agent of NECI Acquisition, Inc., a Florida corporation, who acknowledged the signing of this document was his/her free act and deed and the free act and deed of the corporation.


               /s/Jean F. Simon
               -------------------------------------------------------------

               Notary Public, _________________________ County, ____________

               My Commission Expires: ______________________________________

DRAFTED BY:                                 WHEN RECORDED RETURN TO:

Stephen I. Greenhalgh
Bodman LLP                                  Bodman LLP
201 West Big Beaver Road, Suite 500         201 West Big Beaver Road, Suite 500
Troy, Michigan 48084                        Troy, Michigan 48084
(248) 743-6000




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